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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 15,1999
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                         REXX Environmental Corporation
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               (Exact Name of Registrant as Specified in Charter)


          New York                          0-5613               13-2625545
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(State or Other Jurisdiction             (Commission            (IRS Employer
     of Incorporation)                   File Number)        Identification No.)


 350 Park Avenue, New York, NY                                      10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code 212-750-7755
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                        Page 1 of 4 (including exhibit)


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Item 5. Other Events.

         On June 15, 1999, the registrant announced that it had signed an agreement to sell its wholly owned subsidiary, Watkins Contracting, Inc. See press release, dated June 15, 1999, issued by the registrant, filed herewith as
Exhibit 1.

Item 7. Exhibit.

         Press release, dated June 15, 1999, issued by the registrant on said date is filed herewith as Exhibit 1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 1999                          REXX ENVIRONMENTAL CORPORATION




                                             By: /s/ Arthur L. Asch
                                                 ------------------------------
                                                 Arthur L. Asch
                                                 Chairman of the Board




                        Page 2 of 4 (including exhibit)